EXHIBIT 2.1

Agreement and Plan of Reorganization, dated December 26, 1995, among Outback Steakhouse, Inc., Outback Steakhouse of Florida, Inc., Hal W. Smith, William E. Rosenthal, Geoff Alston, David M. Brauckmann, Don Elliott, Joseph C. Penshorn, Waymon D. Williams, William J. Bishop, Dan Trierweiler, OB-Little Rock, Inc., and Lane Resources Trust (included as an exhibit to Registrant's Current Report on Form 8-K, dated December 31, 1995, filed January 17, 1996, and incorporated herein by reference)